                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              --------------------


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 8, 1996
                                                        -----------------


                       PEGASUS COMMUNICATIONS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




     Delaware                   0-21389                    51-0374669
  ---------------            ------------              -------------------
  (State or other            (Commission                (I.R.S. Employer
  jurisdiction of            File Number)              Identification No.)
   incorporation)



       c/o Pegasus Communications Management Company, 100 Matsonford Road,
        5 Radnor Corporate Center, Suite 454, Radnor, Pennsylvania 19087
        ----------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)



         Registrant's telephone number, including area code 610-341-1801
                                                            ------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

         On November 8, 1996, the Company acquired the exclusive DIRECTV distribution rights for certain rural portions of Ohio and related assets (the "Assets") from Horizon Infotech, Inc. ("Seller") for a purchase price of approximately $12.0 million in cash. The purchase price is subject to adjustment, as set forth in the acquisition agreement.

         The Assets consist of properties, rights and other assets used in the DIRECTV distribution business in 11 counties in Southern Ohio, which include approximately 167,558 television households, and as of November 8, 1996, approximately 4,936 DIRECTV subscribers. The rights acquired by the Company were granted to the Seller by the National Rural Telecommunications Cooperative, through a distribution agreement, pursuant to which the Seller obtained the exclusive right to distribute DIRECTV programming offered by DIRECTV, Inc. in the 11 Southern Ohio counties.

         The acquisition was financed through net proceeds received by the Company in the initial public offering of its Class A Common Stock, which was consummated on October 8, 1996.

Item 7.  Financial Statements, Pro Forma Financial
                  Information, and Exhibits

         (a)      Financial Statements of Business Acquired

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Pro Forma Combined Balance Sheet as of September 30, 1996  F-1

                  Pro Forma Combined Statements of Operations for the        F-2
                  the nine months ended September 30, 1996

         (c)      Pro Forma Combined Statements of Operations for the year   F-3
                  ended December 31, 1995

         (d)      Exhibits

                  1. Asset Purchase Agreement by and among Pegasus Communications Corporation and Horizon Telcom, Inc., Horizon Infotech, Inc. and Chillicothe Telephone Company dated as of October 23, 1996 (which is incorporated by reference to Pegasus Communications Corporation's Registration Statement on Form S-4 (File No. 333-14857)).

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PEGASUS COMMUNICATIONS CORPORATION


                                       By    /s/ Robert N. Verdecchio
                                         --------------------------------------
                                                Robert N. Verdecchio,
                                                Senior Vice President, Chief
                                                Financial Officer and Assistant
                                                Secretary


November 25, 1996

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                            (DOLLARS IN THOUSANDS)

                                               Acquisitions Portland
                               -----------------------------------------------------------
                                 Actual    Portland      LMA       MI/TX DBS     OH DBS(1)
Assets:
   Cash and cash equivalents   $  5,668    $ (3,550)    $   --     $(17,894)    $ (12,000)
   Accounts receivable, net       4,468          --         --           --            --
   Inventories .............        234          --         --           --            --
   Prepaid expenses and
     other current assets  .      3,009          --         --           --            --
   Property and equipment,
     net  ..................     26,015          --         --           --            --
   Intangibles .............     80,781       4,100      1,000       29,824        12,000
                               --------     -------     ------     --------      --------
   Other assets ............      2,394          --         --           --            --
                               --------     -------     ------     --------      --------
     Total assets ..........   $122,569     $   550     $1,000     $ 11,930      $     --
                               ========     =======     ======     ========      ========
Liabilities and Equity:
   Current liabilities .....   $  7,166     $  (600)    $   --     $     --      $     --
   Notes payable ...........         52          --         --           --            --
   Accrued interest ........      3,190          --         --           --            --
   Current portion of
     long-term debt  .......        376          --         --           --            --
   Current portion of
     program liabilities  ..      1,581          --         --           --            --
   Long-term debt ..........    117,241          --         --           --            --

   Long-term program
     liabilities  ..........      1,540          --         --           --            --
   Other long-term
     liabilities  ..........        137          --         --           --            --
     Total liabilities .....    131,283        (600)        --           --            --
                               --------     -------     ------     --------      --------
   Series A Preferred Stock          --          --         --           --            --
   Class A Common Stock.....          2           1          1            8            --
   Class B Common Stock ....         --          --         --           --            --
   Additional paid-in
     capital  ..............      7,881       1,149        999       11,922            --

   Retained earnings
     (deficit)  ............     (3,204)         --         --           --            --
   Partners deficit ........    (13,393)         --         --           --            --
                               --------     -------     ------     --------      --------
     Total equity ..........     (8,714)      1,150      1,000       11,930            --
                               --------     -------     ------     --------      --------
     Total liabilities and
       equity  .............   $122,569     $   550     $1,000     $ 11,930      $     --
                               ========     =======     ======     ========      ========

(1) To record the acquisition of DBS rights in certain rural parts of Ohio for $12.0 million in cash, all of which is allocated to DBS rights.

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                 The
                                 IPO      Pro Forma
                                -----     ---------
Assets:
   Cash and cash equivalents   $32,266   $  4,490
   Accounts receivable, net         --      4,468
   Inventories .............        --        234
   Prepaid expenses and
     other current assets  .        --      3,009
   Property and equipment,
     net  ..................        --     26,015
   Intangibles .............        --    127,705
   Other assets ............        --      2,394
                               -------   --------
     Total assets ..........   $32,266   $168,315
                               =======   ========
Liabilities and Equity:
   Current liabilities .....   $    --   $  6,566
   Notes payable ...........        --         52
   Accrued interest ........        --      3,190
   Current portion of
     long-term debt  .......        --        376
   Current portion of
     program liabilities  ..        --      1,581
   Long-term debt ..........    (3,000)   114,241

   Long-term program
     liabilities  ..........        --      1,540
   Other long-term
     liabilities  ..........        --        137
                               -------   --------
     Total liabilities .....    (3,000)   127,683
   Series A Preferred Stock         --         --
   Class A Common Stock.....        35         47
   Class B Common Stock ....        46         46
   Additional paid-in
     capital  ..............    38,004
                                (1,400)
                                (1,419)    57,136
   Retained earnings
     (deficit)  ............        --     (3,204)
   Partners deficit ........        --    (13,393)
                               -------   --------
     Total equity ..........    35,266     40,632
                               -------   --------
     Total liabilities and
       equity  .............   $32,266   $168,315
                               =======   ========

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 1996
              (DOLLARS IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                       Acquisitions
                                      -----------------------------------------------------------------------
                                       Actual  Portland     Tallahassee     MI/TX DBS     Cable     OH DBS(1)
Income Statement Data:
Net revenues
   TV .............................   $18,363      $ 247         $404         $   --      $   --      $   --
   DBS ............................     2,601         --           --          2,965          --       1,304
   Cable ..........................     9,073         --           --             --       4,056          --
   Other ..........................        83         --           --             --          --          --
                                      -------      -----         ----         ------      ------      ------
    Total net revenues ............    30,120        247          404          2,965       4,056       1,304
                                      -------      -----         ----         ------      ------      ------
Location operating expenses
   TV .............................    12,753        294          243             --                      --
                                                                                              --          --
   DBS ............................     2,371         --           --          2,672          --       1,294
   Cable ..........................     4,915         --           --             --       2,448          --
   Other ..........................        17         --           --             --          --          --
Incentive compensation  ...........       605         --           --             --          --          --
Corporate expenses  ...............     1,074         12           21            115          88          21
Depreciation and amortization  ....     8,479          6           11            436         365         143
                                      -------      -----         ----         ------      ------      ------
Income (loss) from operations  ....       (94)       (65)         129           (258)      1,155        (154)
Interest expense  .................    (8,929)      (565)         (20)          (465)       (482)         --
Interest income  ..................       172         --           --             --          --          --
Other income (expense), net  ......       (77)        20          (17)            --          --          --
Provision (benefit) for income
   taxes ..........................      (110)        --           35             --          20          --
                                      -------      -----         ----         ------      ------      ------
Income (loss) before extraordinary
   items ..........................    (8,818)      (610)          57           (723)        653        (154)
                                      -------      -----         ----         ------      ------      ------
Dividends on Series A Preferred
   Stock ..........................        --         --           --             --          --          --
                                      -------      -----         ----         ------      ------      ------
Income (loss) applicable to
   common shares before
   extraordinary items ............   $(8,818)     $(610)        $ 57         $ (723)     $  653      $ (154)
                                      =======      =====         ====         ======      ======      ======

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                       The
                                      Adjustments      IPO      Pro Forma

Income Statement Data:
Net revenues
   TV .............................     $    17(2)   $   --      $ 19,031
   DBS ............................          --          --         6,870
   Cable ..........................          --          --        13,129
   Other ..........................          --          --            83
                                        -------      ------       -------
    Total net revenues ............          17          --        39,113
                                        -------      ------       -------
Location operating expenses
   TV .............................         (28)(3)
                                            (15)(4)      --        13,247
   DBS ............................        (297)(5)      --         6,040
   Cable ..........................        (249)(6)      --         7,114
   Other ..........................          --          --            17
Incentive compensation  ...........          --          --           605
Corporate expenses  ...............        (148)(7)      --         1,183
Depreciation and amortization  ....       3,155 (8)      96        12,691
                                        -------      ------       -------
Income (loss) from operations  ....      (2,401)        (96)       (1,784)
Interest expense  .................      (1,546)(9)   2,190        (9,817)
Interest income  ..................          --          --           172
Other income (expense), net  ......          --          --           (74)
Provision (benefit) for income
   taxes ..........................         (55)(10)     --          (110)
                                        -------      ------       -------
Income (loss) before extraordinary
   items ..........................      (3,892)      2,094       (11,393)
                                        -------      ------       -------
Dividends on Series A Preferred
   Stock ..........................          --          --            --
                                        -------      ------       -------
Income (loss) applicable to
   common shares before
   extraordinary items ............     $(3,892)     $2,094       (11,393)
                                        =======      ======      ========

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
              (DOLLARS IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                    Acquisitions
                                     ---------------------------------------------------------------------
                                       Actual    Portland    Tallahassee     MI/TX DBS     Cable    OH DBS(1)
                                       ------    ---------   -----------     ---------     -----    ------
Income Statement Data:
Net revenues

   TV .............................   $19,973     $ 4,409       $2,784        $    --     $   --     $  --
   DBS ............................     1,469          --           --          2,513         --       942
   Cable ..........................    10,606          --           --             --      5,777        --
   Other ..........................       100          --           --             --         --        --
                                      -------     -------       ------        -------     ------      ----
    Total net revenues ............    32,148       4,409        2,784          2,513      5,777       942
                                      -------     -------       ------        -------     ------      ----
Location operating expenses

   TV .............................    13,933       3,441        2,133             --         --        --

   DBS ............................     1,379          --           --          3,083         --       956
   Cable ..........................     5,791          --           --             --      3,083        --
   Other ..........................        38          --           --             --         --        --
Incentive compensation  ...........       528          --           --             --         --        --
Corporate expenses  ...............     1,364         147           40            139        132        --
Depreciation and amortization  ....     8,751         212          107            559        501       183
                                      -------     -------       ------        -------     ------      ----
Income (loss) from operations  ....       364         609          504         (1,268)     1,791      (197)
Interest expense  .................    (8,817)     (1,138)        (163)          (631)      (850)       --
Interest income  ..................       370          --           --             --         --        --
Other income (expense), net  ......       (44)       (542)         (64)            --         50        --
Provision (benefit) for income
   taxes ..........................        30          --          105             --       (189)       --
                                      -------     -------       ------        -------     ------      ----
Income (loss) before extraordinary
   items ..........................    (8,157)     (1,071)         172         (1,899)     1,180      (197)
Dividends on Series A Preferred
   Stock ..........................        --          --           --             --         --        --
                                      -------     -------       ------        -------     ------      ----
Income (loss) applicable to
   common shares before
   extraordinary items ............   $(8,157)    $(1,071)      $  172        $(1,899)    $1,180     $(197)
                                      =======     =======       ======        =======     ======     =====

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                       The
                                      Adjustments      IPO       Pro Forma
                                      -----------      ---       ---------
Income Statement Data:

Net revenues

   TV .............................     $   139(2)    $   --      $ 27,305
   DBS ............................          --           --         4,924
   Cable ..........................          --           --        16,383
   Other ..........................          --           --           100
                                        -------       ------      --------
    Total net revenues ............         139           --        48,712
                                        -------       ------      --------
Location operating expenses

   TV .............................        (186)(3)
                                           (111)(4)       --        19,210
   DBS ............................        (341)(5)       --         5,077
   Cable ..........................        (332)(6)       --         8,812
   Other ..........................          --           --            38
Incentive compensation  ...........          --           --           528
Corporate expenses  ...............        (458)(7)       --         1,364
Depreciation and amortization  ....       5,544(8)       129        15,986
                                        -------       ------      --------
Income (loss) from operations  ....      (3,977)        (129)       (2,303)
Interest expense  .................      (2,893)(9)    2,919       (11,573)
Interest income  ..................        (241)(10)      --           129
Other income (expense), net  ......         542(11)       --           (58)
Provision (benefit) for income
   taxes ..........................          84 (12)      --            30
                                        -------       ------      --------
Income (loss) before extraordinary
   items ..........................      (6,653)       2,790       (13,835)

Dividends on Series A Preferred
   Stock ..........................          --           --            --
                                        -------       ------      --------
Income (loss) applicable to
   common shares before
   extraordinary items ............     $(6,653)      $2,790       (13,835)
                                        =======       ======      ========

              NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS

 (1)  Financial results of the DBS Operations of the Chillicothe Telephone
      Company.

 (2) To reduce the commissions paid by WPXT and WTLH to their national advertising sales representative to conform to the Company's contract.

 (3) To eliminate payroll expense related to staff reductions implemented upon the consummation of the acquisition of televison station WPXT.

 (4) To eliminate rent expenses incurred by WTLH, Inc. for the tower site acquired and office property to be acquired by the Company in connection with the acquisition of television station WTLH.

 (5) To eliminate rent and other overhead expenses incurred by the prior owner that will not be incurred by the Company for certain office properties in connection with the Michigan/Texas DBS acquisition.

 (6) To eliminate expense reductions, such as redundant staff, rent, professional fees and utilities to be implemented in connection with the acquisition of the San German Cable system and its interconnection with the Company's existing Mayaguez Cable system.

 (7)  To eliminate corporate expenses charged by prior owners.

 (8) To record additional depreciation and amortization resulting from the purchase accounting treatment of the acquisitions outlined above. Such amounts are based on a preliminary allocation of the total consideration. The actual depreciation and amortization may change based upon the final allocation of the total consideration to be paid to the tangible and intangible assets acquired.

 (9) To record the increase in net interest expense associated with the borrowings incurred in connection with the acquisitions described above.

(10) To elimninate interest income earned on funds escrowed and used for acquisitions.

(11) To eliminate certain nonrecurring expenses, primarily comprised of legal and professional expenses incurred by the prior owners of the businesses in connection with the acquisitions.

(12)  To eliminate net tax benefit in connection with the acquisitions.

                                  EXHIBIT INDEX

Exhibit

1. Asset Purchase Agreement by and among Pegasus Communications Corporation and Horizon Telcom, Inc., Horizon Infotech, Inc. and Chillicothe Telephone Company dated as of October 23, 1996 (which is incorporated by reference to Pegasus Communications Corporation's Registration Statement on Form S-4 (File No. 333-14857)).

                                       -4-